UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                  SCHEDULE 14A

                Proxy Statement Pursuant to Section 14(a) of the Securities
               Exchange Act of 1934 (Amendment No. )

Filed by the Registrant [X]
Filed by a Party other than the Registrant [_]

Check the appropriate box:

[_]  Preliminary Proxy Statement          [_]  Soliciting Material Pursuant to
[_]  Confidential, For Use of the              SS.240.14a-11(c) or SS.240.14a-12
     Commission Only (as permitted
     by Rule 14a-6(e)(2))
[X]  Definitive Proxy Statement
[ ]  Definitive Additional Materials




                       Insured Municipal Income Fund Inc.
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                (Name of Registrant as Specified In Its Charter)



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    (Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)


Payment of Filing Fee (Check the appropriate box):

[X]  No fee required.
[_] Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

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1)   Title of each class of securities to which transaction applies:
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2)   Aggregate number of securities to which transaction applies:
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3)   Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):
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4)   Proposed maximum aggregate value of transaction:
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5)   Total fee paid:
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     [_] Fee paid previously with preliminary materials.

     [_] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

          1)   Amount Previously Paid:

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          2)   Form, Schedule or Registration Statement No.:

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          3)   Filing Party:

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          4)   Date Filed:

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SEC 1913 (3-99)

                       INSURED MUNICIPAL INCOME FUND INC.
                      ------------------------------------
                                    NOTICE OF
                         ANNUAL MEETING OF SHAREHOLDERS
                                  JULY 19, 2001
                      ------------------------------------

TO THE SHAREHOLDERS:

     The annual meeting of shareholders of Insured Municipal Income Fund Inc. ("Fund") will be held on July 19, 2001 at 10:00 a.m., Eastern time, at 1285 Avenue of the Americas, 14th Floor, New York, New York 10019 for the following purposes:

     MATTERS TO BE VOTED UPON BY ALL SHAREHOLDERS:

                    (1) To elect seven (7) directors to serve until the annual meeting of shareholders in 2002, or until their successors are elected and qualified; and

                    (2) To transact such other business as may properly come before the meeting or any adjournment thereof.

     MATTERS TO BE VOTED UPON ONLY BY HOLDERS OF AUCTION PREFERRED SHARES:

                    (3) To elect two (2) directors to serve until the annual meeting of shareholders in 2002, or until their successors are elected and qualified.

     You are entitled to vote at the meeting and any adjournments thereof if you owned Fund shares at the close of business on May 18, 2001. If you attend the meeting, you may vote your shares in person. IF YOU DO NOT EXPECT TO ATTEND THE MEETING, PLEASE COMPLETE, DATE, SIGN AND RETURN THE ENCLOSED PROXY CARD IN THE ENCLOSED POSTAGE PAID ENVELOPE.


                                             By order of the board of directors,


                                             AMY R. DOBERMAN
                                             SECRETARY

June 1, 2001
51 West 52nd Street
New York, New York 10019-6114


--------------------------------------------------------------------------------
                             YOUR VOTE IS IMPORTANT
                        NO MATTER HOW MANY SHARES YOU OWN

     PLEASE INDICATE YOUR VOTING INSTRUCTIONS ON THE ENCLOSED PROXY CARD, DATE AND SIGN IT, AND RETURN IT IN THE POSTAGE PAID ENVELOPE PROVIDED. IF YOU SIGN, DATE AND RETURN THE PROXY CARD BUT GIVE NO VOTING INSTRUCTIONS, YOUR SHARES WILL BE VOTED "FOR" THE NOMINEES FOR DIRECTOR FOR WHICH YOU ARE ENTITLED TO CAST A VOTE NAMED IN THE ATTACHED PROXY STATEMENT AND "FOR" ALL OTHER PROPOSALS NOTICED ABOVE. IN ORDER TO AVOID THE ADDITIONAL EXPENSE TO THE FUND OF FURTHER SOLICITATION, WE ASK YOUR COOPERATION IN MAILING IN YOUR PROXY CARD PROMPTLY.
--------------------------------------------------------------------------------

                      INSTRUCTIONS FOR SIGNING PROXY CARDS

     The following general guidelines for signing proxy cards may be of assistance to you and avoid the time and expense to the Fund in validating your vote if you fail to sign your proxy card properly.

     1. INDIVIDUAL ACCOUNTS: Sign your name exactly as it appears in the registration on the proxy card.

     2. JOINT ACCOUNTS: Either party may sign, but the name of the party signing should conform exactly to the name shown in the registration on the proxy card.

     3. ALL OTHER ACCOUNTS: The capacity of the individual signing the proxy card should be indicated unless it is reflected in the form of registration. For example:

                REGISTRATION                        VALID SIGNATURE
                ------------                        ----------------

Corporate Accounts
     (1) ABC Corp. ..................................   ABC Corp.
                                                        John Doe, Treasurer
     (2) ABC Corp. ..................................   John Doe, Treasurer
     (3) ABC Corp. c/o John Doe, Treasurer ..........   John Doe
     (4) ABC Corp. Profit Sharing Plan ..............   John Doe, Trustee

Partnership Accounts
     (1) The XYZ Partnership ........................    Jane B. Smith, Partner
     (2) Smith and Jones, Limited Partnership .......    Jane B. Smith, General
                                                          Partner
Partnership Accounts
     (1) The XYZ Partnership.........................   Jane B. Smith, Partner
     (2) Smith and Jones, Limited Partnership........   Jane B. Smith, General
                                                          Partner
Trust Accounts
     (1) ABC Trust Account...........................   Jane B. Doe, Trustee
     (2) Jane B. Doe, Trustee u/t/d 12/18/78.........   Jane B. Doe

Custodial or Estate Accounts
     (1) John B. Smith, Cust. f/b/o
          John B. Smith, Jr. UGMA/UTMA...............   John B. Smith
     (2) Estate of John B. Smith.....................   John B. Smith, Jr.,
                                                          Executor

                       INSURED MUNICIPAL INCOME FUND INC.
                               51 WEST 52ND STREET
                          NEW YORK, NEW YORK 10019-6114
                       ----------------------------------
                                 PROXY STATEMENT
                       ----------------------------------

           ANNUAL MEETING OF SHAREHOLDERS TO BE HELD ON JULY 19, 2001

     This statement is furnished to the shareholders of Insured Municipal Income Fund Inc. ("Fund") in connection with the board of directors' solicitation of proxies to be used at the annual meeting of shareholders of the Fund to be held on July 19, 2001, or any adjournment or adjournments thereof. This proxy statement and the related proxy card will first be mailed to shareholders on or about June 1, 2001.

     A majority of the shares outstanding on May 18, 2001, represented in person or by proxy, must be present for the transaction of business at the meeting. In the event that a quorum is not present at the annual meeting (including a quorum of the Fund's auction preferred shares ("APS") with respect to the election of the two directors to be elected by the APS), or if such a quorum is present at the annual meeting but sufficient votes to approve any of the proposals are not received, the persons named as proxies may propose one or more adjournments of the annual meeting to permit further solicitation of proxies. Any such adjournment will require the affirmative vote of a majority of those shares represented at the annual meeting in person or by proxy. The persons named as proxies will vote those proxies which they are entitled to vote FOR any such proposal in favor of such an adjournment and will vote those proxies required to be voted AGAINST any such proposal against such adjournment. A shareholder vote may be taken on one or more of the proposals in this proxy statement prior to any such adjournment if sufficient votes have been received and it is otherwise appropriate.

     Broker non-votes are shares held in street name for which the broker indicates that instructions have not been received from the beneficial owners or other persons entitled to vote and for which the broker does not have discretionary voting authority. Abstentions and broker non-votes will be counted as shares present for purposes of determining whether a quorum is present but will not be voted for or against any adjournment or proposal. Accordingly, abstentions and broker non-votes effectively will be a vote against adjournment but will have no effect on Proposal 1 and 3, for which the required vote is a plurality of the votes cast on the matter.

     Except as otherwise indicated herein, all of the outstanding shares of the Fund's common stock and APS will vote together as a single class. Each full share of the Fund's common stock or APS is entitled to one vote and each fractional share of the Fund's common stock or APS is entitled to a proportionate share of one vote. However, as described below in connection with Proposals 1 and 3, the holders of the APS, voting as a separate class, are entitled to elect two of the Fund's directors.

     The individuals named as proxies on the enclosed proxy card will vote in accordance with your direction as indicated thereon if your proxy card is received properly executed by you or your duly appointed agent or attorney-in-fact. With respect to the holders of the APS, if you give no voting instructions, your shares will be voted FOR the nine nominees for director named herein and, in the proxies discretion, either FOR or AGAINST any other business that may properly arise at the annual meeting. With respect to the holders of the Fund's common stock, if you give no voting instructions, your shares will be voted FOR the seven nominees for director for which the holders of the common stock are entitled to vote and, in the proxies discretion, either FOR or AGAINST any other business that may properly arise at the annual meeting. You may revoke any proxy card by giving another proxy or by letter or telegram revoking the initial proxy. To be effective, your revocation must be received by the Fund prior to the meeting and must indicate your name and account number. In addition, if you attend the annual meeting in person you may, if you wish, vote by ballot at the meeting, thereby cancelling any proxy previously given.

     As of the record date, May 18, 2001, the Fund had outstanding 20,628,363 shares of common stock and 3,000 shares of the APS, representing Series A, Series B, Series C and Series D shares. The solicitation of proxies, the cost of which will be borne by the Fund, will be made primarily by mail but also may include telephone or oral communications by regular employees of Brinson Advisors, Inc. ("Brinson Advisors") or UBS PaineWebber Incorporated ("UBS PaineWebber"), who will not receive any compensation therefor from the Fund.

     Brinson Advisors serves as the Fund's investment adviser and administrator. Brinson Advisors is an indirect wholly owned asset management subsidiary of UBS AG. UBS AG is an internationally diversified organization with headquarters in Zurich, Switzerland and operations in many areas of the financial services industry. The principal business address of Brinson Advisors is 51 West 52nd Street, New York, New York 10019-6114. The principal business address of UBS PaineWebber(SM)* is 1285 Avenue of the Americas, New York, New York 10019-6028. The principal business address of UBS AG is Bahnhofstrasse 45, Zurich, Switzerland.

     The Fund's annual report containing financial statements for the fiscal year ended March 31, 2001 is being mailed to shareholders concurrently with this proxy statement.

                    PROPOSALS 1 AND 3. ELECTION OF DIRECTORS

     Proposals 1 and 3 relate to the election of directors of the Fund. Management proposes the election of the nine nominees named in the table below. Each nominee, including those who are not "interested persons" of the Fund as that term is defined by the Investment Company Act of 1940 ("1940 Act") ("Independent Directors"), has indicated his or her willingness to serve if elected. If elected, each nominee will hold office until the next annual meeting of shareholders or until his or her successor is elected and qualified.

     Holders of the outstanding shares of the APS, voting as a separate class, are entitled to elect two of the Fund's directors. Margo N. Alexander and Meyer Feldberg have been nominated as the directors that are to be elected by holders of the APS. The other seven directors will be elected by holders of the outstanding common stock and APS, voting together as a single class. Richard Q. Armstrong, E. Garrett Bewkes, Jr., Richard R. Burt, George W. Gowen, Frederic V. Malek, Carl W. Schafer and Brian M. Storms have been nominated as the directors that are to be elected by all common stock and APS holders. Unless you give contrary instructions on the enclosed proxy card: if you are a holder of the APS, your APS shares will be voted FOR the election of all nine nominees, and, if you are a holder of the common stock, your shares of common stock will be voted FOR the seven nominees that are to be elected by all common stock and APS holders. If any of the nominees should withdraw or otherwise become unavailable for election, your shares will be voted FOR such other nominee or nominees as management may recommend.

     Mr. Feldberg and, except for a brief period during 1993, Mr. Bewkes have served as directors of the Fund since its inception. Messrs. Armstrong and Burt have served as directors of the Fund since February 15, 1995. Mrs. Alexander has served as a director of the Fund since May 11, 1995. Messrs. Gowen, Malek and Schafer have served as directors of the Fund since April 11, 1996. Mr. Storms has served as a director of the Fund since May 13, 1999. Effective September 8, 2000, Mary Farrell resigned her position as a director of the Fund. A nominee has not yet been selected to fill the vacancy created by her resignation. Directors shall be elected by the affirmative vote of the holders of a plurality of the shares of the Fund present in person or by proxy and entitled to vote thereon, provided a quorum is present. If each of the nine nominees is elected, one vacancy will remain on the board of directors of the Fund. Proxies cannot be voted for a greater number of persons than the number of nominees named. None of the current directors and executive officers (16 persons) beneficially owned any shares of the Fund's common stock or APS on April 30, 2001.

-----------
 * UBS PaineWebber is a service mark of UBS AG.


                                         PRESENT POSITION WITH THE                   SHARES OWNED
                                     FUND; BUSINESS EXPERIENCE DURING               BENEFICIALLY ON
          NOMINEE; AGE             PAST FIVE YEARS; OTHER DIRECTORSHIPS            APRIL 30, 2001**
          -------------          --------------------------------------            ----------------
Margo N. Alexander; 54*           DIRECTOR.  Mrs.  Alexander  is  chairman                   --
                                  (since  March  1999),  and a director of
                                  Brinson  Advisors  (since  January 1995)
                                  and an executive  vice  president  and a
                                  director of UBS PaineWebber (since March
                                  1984).  She was chief executive  officer
                                  of Brinson Advisors from January 1995 to
                                  October  2000.   Mrs.   Alexander  is  a
                                  director  or  trustee  of 22  investment
                                  companies  for which  Brinson  Advisors,
                                  UBS   PaineWebber   or  one   of   their
                                  affiliates serves as investment adviser.

Richard Q. Armstrong; 65          DIRECTOR.  Mr. Armstrong is chairman and                   --
                                  principal    of    R.Q.A.    Enterprises
                                  (management   consulting   firm)  (since
                                  April  1991  and  principal   occupation
                                  since March 1995). He is also a director
                                  of AlFresh  Beverages  Canada,  Inc.  (a
                                  Canadian Beverage  subsidiary of AlFresh
                                  Foods Inc.) (since  October  2000).  Mr.
                                  Armstrong  was  chairman  of the  board,
                                  chief executive  officer and co-owner of
                                  Adirondack   Beverages   (producer   and
                                  distributor    of   soft    drinks   and
                                  sparkling/still     waters)     (October
                                  1993-March  1995).  He was a partner  of
                                  The   New   England   Consulting   Group
                                  (management  consulting  firm) (December
                                  1992-September  1993).  He was  managing
                                  director of LVMH U.S.  Corporation (U.S.
                                  subsidiary  of the French  luxury  goods
                                  conglomerate,    Louis    Vuitton   Moet
                                  Hennessey  Corporation)  (1987-1991) and
                                  chairman   of  its  wine   and   spirits
                                  subsidiary,   Schieffelin   &   Somerset
                                  Company (1987-1991).  Mr. Armstrong is a
                                  director  or  trustee  of 21  investment
                                  companies  for which  Brinson  Advisors,
                                  UBS   PaineWebber   or  one   of   their
                                  affiliates serves as investment adviser.


E. Garrett Bewkes, Jr.; 74*        DIRECTOR  AND  CHAIRMAN  OF THE BOARD OF                  --
                                   DIRECTORS.   Mr.   Bewkes  serves  as  a
                                   consultant to UBS PaineWebber (since May
                                   1999).  Prior to November 2000, he was a
                                   director  of Paine  Webber  Group,  Inc.
                                   ("PW   Group",   formerly   the  holding
                                   company of  UBSPaineWebber  and  Brinson
                                   Advisors)  and  prior to 1996,  he was a
                                   consultant  to PW Group.  Prior to 1988,
                                   he was chairman of the board,  president
                                   and chief executive  officer of American
                                   Bakeries   Company.   Mr.  Bewkes  is  a
                                   director    of    Interstate    Bakeries
                                   Corporation. Mr. Bewkes is a director or
                                   trustee of 32  investment  companies for
                                   which Brinson Advisors,  UBS PaineWebber
                                   or one of  their  affiliates  serves  as
                                   investment adviser.


Richard R. Burt; 54                DIRECTOR.  Mr.  Burt is  chairman of IEP                  --
                                   Advisors, LLP (international investments
                                   and consulting firm) (since March




                                         PRESENT POSITION WITH THE                   SHARES OWNED
                                     FUND; BUSINESS EXPERIENCE DURING               BENEFICIALLY ON
          NOMINEE; AGE             PAST FIVE YEARS; OTHER DIRECTORSHIPS            APRIL 30, 2001**
          -------------          --------------------------------------            ----------------
                                    1994)  and  a  partner  of   McKinsey  &
                                    Company  (management   consulting  firm)
                                    (since  1991).  He is also a director of
                                    Archer-Daniels-Midland Co. (agricultural
                                    commodities),   Hollinger  International
                                    Co. (publishing), Homestake Mining Corp.
                                    (gold mining),  six investment companies
                                    in the  Deutsche  Bank  family of funds,
                                    nine  investment  companies  in the Flag
                                    Investors  family of funds,  The Central
                                    European Fund, Inc. and The German Fund,
                                    Inc.,  vice  chairman  of Anchor  Gaming
                                    (provides   technology   to  gaming  and
                                    wagering industry) (since July 1999) and
                                    chairman of Wierton  Steel Corp.  (makes
                                    and  finishes  steel  products)   (since
                                    April 1996). He was the chief negotiator
                                    in the Strategic  Arms  Reduction  Talks
                                    with the former Soviet Union (1989-1991)
                                    and the U.S.  Ambassador  to the Federal
                                    Republic  of  Germany  (1985-1989).  Mr.
                                    Burt  is a  director  or  trustee  of 21
                                    investment  companies  for which Brinson
                                    Advisors,  UBS  PaineWebber  or  one  of
                                    their  affiliates  serves as  investment
                                    adviser.

 Meyer Feldberg; 59                 DIRECTOR.   Mr.  Feldberg  is  Dean  and                 --
                                    Professor of  Management of the Graduate
                                    School of Business, Columbia University.
                                    Prior to 1989,  he was  president of the
                                    Illinois  Institute of Technology.  Dean
                                    Feldberg  is also a director of Primedia
                                    Inc. (publishing),  Federated Department
                                    Stores,  Inc.  (operator  of  department
                                    stores)  and Revlon,  Inc.  (cosmetics).
                                    Dean  Feldberg  is a director or trustee
                                    of 29  investment  companies  for  which
                                    Brinson Advisors, UBS PaineWebber or one
                                    of their affiliates serves as investment
                                    adviser.

George W. Gowen; 71                 DIRECTOR. Mr. Gowen is a partner in  the                 --
                                    law   firm  of  Dunnington,  Bartholow &
                                    Miller.  Prior to  May  1994,  he  was a
                                    partner  in  the  law   firm  of  Fryer,
                                    Ross   &  Gowen.    Mr.   Gowen   is   a
                                    director  or  trustee  of  29 investment
                                    companies     for     which      Brinson
                                    Advisors,  UBS  PaineWebber  or  one  of
                                    their  affiliates serves as  investment
                                    adviser.


Frederic V. Malek; 64               DIRECTOR.   Mr.  Malek  is  chairman  of                 --
                                    Thayer Capital Partners  (merchant bank)
                                    and chairman of Thayer  Hotel  Investors
                                    II and Lodging Opportunities Fund (hotel
                                    investment  partnerships).  From January
                                    1992 to November  1992,  he was campaign
                                    manager of Bush-Quayle '92. From 1990 to
                                    1992,  he was vice  chairman  and,  from
                                    1989  to  1990,   he  was  president  of
                                    Northwest  Airlines  Inc.,  and NWA Inc.
                                    (holding  company of Northwest  Airlines
                                    Inc.). Prior to 1989, he was employed by
                                    the   Marriott    Corporation   (hotels,
                                    restaurants, airline cater-



                                         PRESENT POSITION WITH THE                   SHARES OWNED
                                     FUND; BUSINESS EXPERIENCE DURING               BENEFICIALLY ON
          NOMINEE; AGE             PAST FIVE YEARS; OTHER DIRECTORSHIPS            APRIL 30, 2001**
          -------------          --------------------------------------            ----------------
                                   ing and contract feeding), where he most
                                   recently was an executive vice president
                                   and  president  of  Marriott  Hotels and
                                   Resorts. Mr. Malek is also a director of
                                   Aegis         Communications        Inc.
                                   (tele-services),   American   Management
                                   Systems, Inc. (management consulting and
                                   computer  related  services),  Automatic
                                   Data    Processing,    Inc.    (computer
                                   services),  CB Richard Ellis, Inc. (real
                                   estate   services),   FPL  Group,   Inc.
                                   (electric  services),   Global  Vacation
                                   Group  (packaged  vacations),  HCR/Manor
                                   Care, Inc. (health care),  Saga Systems,
                                   Inc.  (software  company) and  Northwest
                                   Airlines Inc. Mr. Malek is a director or
                                   trustee of 21  investment  companies for
                                   which Brinson Advisors,  UBS PaineWebber
                                   or one of  their  affiliates  serves  as
                                   investment adviser.


Carl W. Schafer; 65                DIRECTOR.  Mr.  Schafer is  president of                  --
                                   the  Atlantic   Foundation   (charitable
                                   foundation       supporting       mainly
                                   oceanographic exploration and research).
                                   He is a director  of Labor  Ready,  Inc.
                                   (temporary employment), Roadway Express,
                                   Inc.  (trucking),  The Guardian Group of
                                   Mutual  Funds,   the  Harding,   Loevner
                                   Funds,  E.I.I.  Realty Trust (investment
                                   company),  Evans  Systems,  Inc.  (motor
                                   fuels, convenience store and diversified
                                   company),   Electronic  Clearing  House,
                                   Inc.       (financial       transactions
                                   processing),  Frontier  Oil  Corporation
                                   and  Nutraceutix,   Inc.  (biotechnology
                                   company).  Prior to January 1993, he was
                                   chairman  of  the  Investment   Advisory
                                   Committee of the Howard  Hughes  Medical
                                   Institute.  Mr. Schafer is a director or
                                   trustee of 21  investment  companies for
                                   which Brinson Advisors,  UBS PaineWebber
                                   or one of their affiliates  serves as an
                                   investment adviser.

Brian M. Storms; 46*               DIRECTOR AND  PRESIDENT.  Mr.  Storms is                 --
                                   chief executive offi- cer (since October
                                   2000) and  president  (since March 1999)
                                   of Brinson Advisors. He was president of
                                   Prudential   Investments    (1996-1999).
                                   Prior  to  joining  Prudential  he was a
                                   managing     director     at    Fidelity
                                   Investments. Mr. Storms is president and
                                   a director  or trustee of 22  investment
                                   companies  for which  Brinson  Advisors,
                                   UBS   PaineWebber   or  one   of   their
                                   affiliates serves as investment adviser.


----------------

* Mrs. Alexander, Mr. Bewkes, and Mr. Storms are "interested persons" of the Fund as defined by the 1940 Act by virtue of their positions with Brinson Advisors and/or UBS PaineWebber.

** Unless otherwise stated, as of the date indicated, each director had sole voting and investment power of any shares owned.

     The board of directors of the Fund met six times during the fiscal year ended March 31, 2001. Each director attended 75% or more of the board meetings during the last fiscal year. The board has established an Audit Committee that acts pursuant to a written charter and is responsible for overseeing the Fund's accounting and financial reporting policies, practices and internal controls. A copy of the charter is attached as Exhibit A. In fulfilling its duties, the Audit Committee has: (a) reviewed and discussed the Fund's audited financial statements with management; (b) discussed with the independent auditors' the matters required to be discussed by Statement on Auditing Standards No. 61; (c) received certain written disclosures and the letter from the independent auditors required by Independence Standards Board Standard No. 1 and discussed the independent auditors' independence with them; and (d) based upon its review of the above, recommended to the board that the audited financial statements be included in the Fund's annual report to shareholders. The Audit Committee currently consists of Messrs. Armstrong, Burt, Feldberg, Gowen, Malek and Schafer, none of whom have any relationship to the Fund that may interfere with the exercise of their independence from management or the Fund. The Audit Committee members are independent as defined under listing standards of the New York Stock Exchange. Each member of the Fund's Audit Committee is also a member of a similar committee established by the boards of other investment companies for which Brinson Advisors or UBS PaineWebber serves as investment adviser. The Audit Committee met once during the fiscal year ended March 31, 2001 and each member attended that meeting.

     The board does not have a standing nominating or compensation committee. The Fund pays the Independent Directors $1,000 annually and up to $150 for each board meeting and each separate meeting of a board committee. The chairmen of the Audit Committees and the audit and contract review committees of individual funds within the PaineWebber fund complex each receive additional annual compensation aggregating $15,000 from the relevant funds. Directors of the Fund who are "interested persons" as defined by the 1940 Act receive no compensation from the Fund. Directors are reimbursed for any expenses incurred in attending meetings.

     Each director will be subject to mandatory retirement at the end of the year in which he or she becomes 72 years old. The board has waived this requirement with respect to Mr. Bewkes for the next year. The table below includes certain information relating to the compensation of the Fund's directors.

                               COMPENSATION TABLE+



                                         AGGREGATE      TOTAL COMPENSATION
                NAME OF                 COMPENSATION    FROM THE FUND AND THE
           PERSON, POSITION             FROM THE FUND*      FUND COMPLEX**
            --------------             --------------   --------------------
Richard Q. Armstrong, Director ........    $1,780            $108,232
Richard R. Burt, Director .............     1,780             108,232
Meyer Feldberg, Director ..............     2,504             173,982
George W. Gowen, Director .............     1,750             173,982
Frederic V. Malek, Director ...........     1,780             108,232
Carl W. Schafer, Director .............     1,780             106,372

-----------

+ Only independent members of the board are compensated by the Fund and identified above; directors who are "interested persons," as defined by the 1940 Act, do not receive compensation.

* Represents fees paid to each director during the fiscal year ended March 31, 2001.

** Represents total compensation paid to each director by 33 investment companies (37 in the case of Messrs. Feldberg and Gowen) for which Brinson Advisors, UBS PaineWebber or one of their affiliates served as investment adviser during the twelve months ended December 31, 2000; no fund within the complex has a bonus, pension, profit sharing or retirement plan.

                   INFORMATION CONCERNING INDEPENDENT AUDITORS

     The Fund's financial statements for the fiscal year ended March 31, 2001, were audited by Ernst & Young LLP ("Ernst & Young"), independent auditors. In addition, Ernst & Young prepares the Fund's federal and state annual income tax returns and provides certain non-audit services. The Audit Committee has considered whether the provision of those non-audit services is compatible with maintaining Ernst & Young's independence. The board of directors of the Fund has selected Ernst & Young as the independent auditors for the Fund for the fiscal year ending March 31, 2002. Ernst & Young has been the Fund's independent auditors since its inception in June 1993. Ernst & Young has informed the Fund that it has no material direct or indirect financial interest in the Fund.

     Representatives of Ernst & Young are not expected to be present at the meeting but have been given the opportunity to make a statement if they so desire and will be available should any matter arise requiring their presence.

AUDIT FEES.

     The aggregate fees billed by Ernst & Young for professional services rendered for the audit of the Fund's annual financial statements for the most recent fiscal year and the review of the financial statements included in the Fund's reports to shareholders are $30,000.

FINANCIAL INFORMATION SYSTEMS DESIGN AND IMPLEMENTATION FEES.

     There were no fees billed by Ernst & Young for the most recent fiscal year for professional services rendered for financial information systems design and implementation services provided to the Fund, Brinson Advisors and entities that control, are controlled by or are under common control with Brinson Advisors that provide services to the Fund.

ALL OTHER FEES.

     There were $45,000 in fees billed by Ernst & Young for the most recent fiscal year for other services provided to the Fund, Brinson Advisors and entities that control, are controlled by or are under common control with Brinson Advisors that provide services to the Fund.


                               EXECUTIVE OFFICERS

     Officers of the Fund are appointed by the directors and serve at the pleasure of the board. None of the Fund's officers currently receives any compensation from the Fund. The executive officers of the Fund, other than Mr. Storms, who is a nominee for director, are:

     THOMAS DISBROW, age 35, vice president and assistant treasurer of the Fund (appointed February 2000). Mr. Disbrow is a director in the mutual fund finance department of Brinson Advisors. Prior to November 1999, he was a vice president of Zweig/Glaser Advisers. Mr. Disbrow is a vice president and assistant treasurer of 22 investment companies for which Brinson Advisors, UBS PaineWebber or one of their affiliates serves as investment adviser.

     AMY R.  DOBERMAN,  age 39, vice president of theFund  (appointed  September
2000). Ms. Doberman is an executive director and general counsel of Brinson Advisors. From December 1996 through July 2000, she was general counsel of Aeltus Investment Management, Inc. Prior to working at Aeltus, Ms. Doberman was a Division of Investment Management Assistant Chief Counsel at the SEC. Ms. Doberman is a vice president of 21 investment companies and a vice president and secretary of one investment company for which Brinson Advisors, UBS PaineWebber or one of their affiliates serves as investment adviser.

     ELBRIDGE T. GERRY III, age 44, vice president of the Fund (appointed  April
1996). Mr. Gerry is a managing director of Brinson Advisors. Prior to January 1996, he was with J.P. Morgan Private Banking where he was responsible for managing municipal assets, including several municipal bond funds. Mr. Gerry is a vice president of 16 investment companies for which Brinson Advisors, UBS PaineWebber or one of their affiliates serves as investment adviser.

     KEVIN J. MAHONEY, age 35, vice president and assistant treasurer of the Fund (appointed May 1999). Mr. Mahoney is a director in the mutual fund finance department of Brinson Advisors. From August 1996 through March 1999, he was the manager of the mutual fund internal control group of Salomon Smith Barney. Prior to August 1996, he was an associate and assistant treasurer for BlackRock
Financial Management L.P. Mr. Mahoney is a vice president and assistant treasurer of 22 investment companies for which Brinson Advisors, UBS PaineWebber or one of their affiliates serves as investment adviser.

     EMIL POLITO, age 40, vice president of the Fund (appointed February 2001). Mr. Polito is the executive director of investment support and mutual fund services. From July 2000 to October 2000, he was a senior manager of investment systems at Dreyfus Corp. Prior to July 2000, Mr. Polito was a senior vice president and director of operations and control for Brinson Advisors. Mr. Polito is a vice president of 22 investment companies for which Brinson Advisors, UBS PaineWebber or one of their affiliates serves as investment adviser.

     PAUL H. SCHUBERT, age 38, vice president (appointed September 1994) and treasurer (appointed May 1997) of the Fund. Mr. Schubert is an executive director and head of the mutual fund finance department of Brinson Advisors. Mr. Schubert is a vice president and treasurer of 22 investment companies for which Brinson Advisors, UBS PaineWebber or one of their affiliates serves as investment adviser.

     KEITH A. WELLER, age 39, vice president and assistant secretary of the Fund (appointed September 1995). Mr. Weller is a director and senior associate general counsel of Brinson Advisors. Mr. Weller is a vice president and assistant secretary of 22 investment companies for which Brinson Advisors, UBS PaineWebber or one of their affiliates serves as an investment adviser.

                                OTHER INFORMATION

BENEFICIAL OWNERSHIP OF SHARES

     Based on a Schedule 13G submitted to the Fund and filed with the Securities and Exchange Commission, the following shareholder owned more than 5% of the Fund's shares as of the date indicated:

                                         NUMBER AND PERCENTAGE OF SHARES
                                              BENEFICIALLY OWNED AS OF
     NAME AND ADDRESS                            FEBRUARY 14, 2001
-------------------------           ------------------------------------------

     First Union Corporation...............    1,244,749            6.03%

The shareholder may be contacted c/o Brinson Advisors, Inc. 51 West 52nd Street, New York, NY 10019-6114. Management does not know of any other person who owns beneficially 5% or more of the shares of the Fund.


             SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

     An initial report under Section 16(a) of the Securities Exchange Act of 1934 was not timely filed for Ms. Doberman. This delayed report did not involve any transactions in the Fund's common stock but rather related to her election as an officer. The Fund is not aware of any outstanding report required to be filed by any board member.

                              SHAREHOLDER PROPOSALS

     Any shareholder who wishes to submit proposals to be considered at the Fund's 2002 annual meeting of shareholders should send such proposals to the Secretary of the Fund at 1285 Avenue of the Americas, New York, New York 10019-6028. In order to be considered at that meeting, shareholder proposals must be received by the Fund no later than January 31, 2002 and must satisfy the other requirements of the federal securities laws.


                                 OTHER BUSINESS

     Management knows of no business to be presented to the meeting other than the matters set forth in this proxy statement, but should any other matter requiring a vote of shareholders arise, the proxies will vote thereon according to their best judgment in the interest of the Fund.

                                           By order of the board of directors,


                                           AMY R. DOBERMAN
                                           SECRETARY

June 1, 2001

--------------------------------------------------------------------------------
        It is important that you execute and return your proxy promptly.
--------------------------------------------------------------------------------

                                                                       EXHIBIT A

                          PAINEWEBBER CLOSED-END FUNDS

                             AUDIT COMMITTEE CHARTER

ESTABLISHMENT AND PURPOSE

     The Audit Committee (the "Committee") of the Board of Directors of each of the closed-end PaineWebber Funds (collectively the "Funds" and, individually, a "Fund") is hereby established on this the 11th day of May, 2000. The primary purpose of the Audit Committee is to oversee each Fund's accounting and financial reporting policies, practices and internal controls, as required by the statutes and regulations administered by the Securities and Exchange Commission, including the Investment Company Act of 1940 (the "Act"), and by the rules of the New York Stock Exchange, Inc. or other relevant securities exchange on which shares of the Fund are listed.

     The Committee will endeavor to assure the quality and objectivity of each Fund's independent audit and the Fund's financial statements, act as a liaison between the Board of Directors and each Fund's independent auditors and periodically  report to the Board of Directors.  In performing  its duties,  the
Committee shall have unrestricted access to each Fund's Directors, the independent auditors, and the executive and financial management of the Fund.

COMPOSITION

     The Committee, which will have at least three members at all times, shall be composed of all the non-interested Directors (as defined in the Act) of each Fund's Board of Directors, other than those who are not qualified to serve or who choose not to serve.

     Each member of the Committee must meet the independence and experience requirements set forth in Appendix A. At least one member of each Sub-Committee must also meet the financial expertise requirements set forth in Appendix A.

     The Committee shall elect a chairman, who shall preside over Committee meetings (the "Chairman"), and may elect a deputy chairman to preside in the absence of the Chairman.

SUB-COMMITTEES

     The Committee shall have two Audit Sub-Committees (the "Sub-Committees" or, individually, a "Sub-Committee"). Each member of the Committee shall serve on one of the two Sub-Committees. Each Sub-Committee shall be assigned the responsibility of initially performing the Committee's duties with respect to specific Funds as determined from time to time by the Committee. Each
Sub-Committee shall report its findings and recommendations to the full Committee, which will retain ultimate responsibility for audit oversight.

     Each Sub-Committee shall have a Chairman, one of whom shall also be the Chairman of the Committee. The other Sub-Committee Chairman shall be elected by all members of the Committee.

MEETINGS

     The Committee and each Sub-Committee shall meet on a regular basis, but not less frequently than annually. An Agenda shall be established for each meeting. Special meetings shall be called as circumstances require. The Chairman of the Committee and each Sub-Committee may invite Fund officers and other interested parties to participate in meetings. The Committee and each Sub-Committee may, in its discretion, meet in executive session outside the presence of Fund officers and other parties.

     A majority of the Committee's and each Sub-Committee's members shall constitute a quorum. However, if either Sub-Committee does not have a quorum but a quorum of the Committee as a whole is present, the committee as a whole may act in the Sub-Committee's place. At any meeting of the Committee or a Sub-Committee, the decision of a majority of the members present and voting shall be determinative as to any matter submitted to a vote. Members may attend telephonically or otherwise whereby they can hear and be heard by all other attendees.

REPORTING

     The Committee Chairman (and, as necessary, the Chairman of any Sub-Committee) shall report to the Board of Directors on the result of its reviews and make such recommendations as deemed appropriate. The Committee and each Sub-Committee will keep minutes of its meetings and will make such minutes available as requested to the full Board for its review.

DUTIES AND RESPONSIBILITIES

     As a general rule, each Fund's independent auditors are ultimately accountable to the Board of Directors of the Fund and the Committee, and the Committee and the Board of Directors have the ultimate authority and responsibility to select, evaluate and, where appropriate, replace the independent auditors of each Fund, subject to the requirements of the Act. In addition, the Committee and each designated Sub-Committee shall have the following specific duties and responsibilities:

  AUDIT OVERSIGHT

o In connection with the organization of each Fund and annually thereafter, recommend to the Board of Directors the selection of an independent public accounting firm.

o Review the scope of each Fund's proposed audit each year, including the extent of audit and non-audit services provided to each Fund by the independent auditors, and the audit procedures to be utilized. At the conclusion of each audit, the Committee will review the audit, including any comments or recommendations, with the independent auditors.

o Ensure that the independent auditors for each Fund submit on a periodic basis to the Committee a formal written statement delineating all relationships between the auditors and each Fund consistent with Independence Standards Board Standard No. 1.

o    Discuss  with the  independent  auditors  any  disclosed  relationships  or
     services  that  may  impact  the  objectivity   and   independence  of  the
     independent auditors.

o Recommend that the Board of Directors of each Fund take appropriate action in response to the independent auditors' report to satisfy itself of, and oversee, the independence of the independent auditors.

o Discuss with Management the performance of the independent auditors, Management's recommendation with respect to the reasonableness of their fees and the recommendation to the Board of Directors regarding the retention of the independent auditors.

o    Review and discuss with  independent  auditors and  Management  each Fund's
     annual  report  to  shareholders   and  significant   accounting   policies
     underlying the reports and their presentation to the public.

o Discuss with each Fund's independent auditors any matters required to be discussed pursuant to Statement of Auditing Standards No. 61, as modified or supplemented.

o Discuss with each Fund's independent auditors, to the extent required by Statement of Auditing Standards No. 71, any adjustments which were made to previously reported financial information.

o Review with each Fund's independent auditors the adequacy and effectiveness of relevant internal controls and procedures and the quality of the staff implementing these controls and procedures.

o As necessary, review with the independent auditors and Management any "illegal acts," as defined in Section 10A of the Securities Exchange Act of 1934 and required by that statute to be reported to the Committee, or other significant issues that could have a material effect on a Fund's financial statements.

o Make recommendations to the Board of Directors of each Fund, based on the Committee's review and discussions with each Fund's independent auditors and Management, with respect to each Fund's financial statements as to whether the financial statements should be included in each Fund's annual report for the previous fiscal year.

  OTHER

o Review with each Fund's Management, investment adviser and, if applicable, sub-adviser:

     (a) such compliance matters as are appropriate to be brought to the attention of the Committee: and

     (b) any comments or criticisms from the staff of the Securities and Exchange Commission or any other regulators as are appropriate to be brought to the attention of the Committee.

ANNUAL REVIEW

     The Committee shall review and reassess the adequacy of this charter on an annual basis.

AMENDMENTS

     This charter may be amended by a vote of the Board.

LIMITS ON COMMITTEE LIABILITY

     Except under extraordinary circumstances, actions taken by the Committee as a whole shall not subject the Committee members to any personal liability.

     The Committee is not responsible for either the preparation of the financial statements or the auditing of the financial statements. Management of the Fund has the responsibility for preparing the financial statements and implementing internal controls and the independent auditors have the responsibility for auditing the financial statements and monitoring the effectiveness of the internal controls. The review of the financial statements by the Committee is not of the same quality as the audit performed by the independent auditors. In carrying out its responsibilities, the Committee believes its policies and procedures should remain flexible in order to best react to a changing environment.

                                                                      APPENDIX A

INDEPENDENCE REQUIREMENTS

     In order to be deemed independent, each member of the Committee must be free of any relationships that may interfere with the exercise of his or her independent judgment. To ensure the independence of each Committee member, the following restrictions shall apply to each Committee member:

o A Director who is an employee (including non-employee executive officers) of a Fund or any of its affiliates may not serve on the Committee until three years following the termination of his or her employment. In the event the employment relationship is with a former parent or predecessor of a Fund, the Director could serve on the Committee after three years following the termination of the relationship between the Fund and the former parent or predecessor.

o A Director: (a) who is a partner, controlling shareholder, or executive officer of an organization that has a business relationship with a Fund, or
     (b) who has a direct business relationship with a Fund (e.g., a consultant) may serve on the Committee only if the Board of Directors of that Fund determines in its business judgment that the relationship does not interfere with the Director's exercise of independent judgment. In making a determination regarding the independence of a Director pursuant to this paragraph, the Board of Directors of the Fund should consider, among other things, the materiality of the relationship to the Fund, to the Director, and, if applicable, to the organization with which the Director is affiliated.

o "Business relationship" can include commercial, industrial, banking, consulting, legal, accounting and other relationships. A Director can have this relationship directly with the Fund, or the Director can be a partner, officer or employee of an organization that has such a relationship. The Director may serve on the Committee without the above-referenced Board of Directors' determination after three years following the termination of, as applicable, either: (a) the relationship between the organization with which the Director is affiliated and the Fund, (b) the relationship between the Director and his or her partnership status, shareholder interest or executive officer position, or (c) the direct business relationship between the Director and the Fund.

o A Director who is employed as an executive of another corporation where a Fund's executives serve on that corporation's compensation committee may not serve on the Committee.

o A Director who is an "Immediate Family" member (as this term is defined in Rule 303.02(A) of the NYSE Listed Company Manual) of an individual who is an executive officer of a Fund or any of its affiliates cannot serve on the Committee until three years following the termination of such employment relationship.

EXCEPTIONS

     One Independent Director who does not meet the in dependence requirements above, and is not a current employee or an immediate family member of such an employee, may be appointed as a member of the Committee, if the Boards of Directors of the PaineWebber Funds, under exceptional and limited circumstances, determines that his or her membership on the Committee is required by the best interests of the Funds and their shareholders, and the Boards disclose, in the next annual proxy statement for each closed-end Fund subsequent to the person's appointment, the nature of the relationship and the reasons why the person was appointed to the Committee.

EXPERIENCE REQUIREMENTS

     Each member of the Committee must be "financially literate." A member of the Committee will be deemed to be "financially literate" if he or she is able to read and understand financial statements, including, but not limited to, the Funds' balance sheets, income statements, and cash flow statements, or will become able to do so within a reasonable time after becoming a member of the Committee.

FINANCIAL EXPERTISE REQUIREMENTS

     At least one member of each Sub-Committee must have past employment experience in finance or accounting, requisite professional certification in accounting, or any comparable experience or background which would result in the individual's financial sophistication, including being or having been a chief executive officer, chief financial officer or other senior officer with financial oversight responsibilities.

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

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

----------------------------------
                           INSURED
                         MUNICIPAL
                  INCOME FUND INC.
----------------------------------

PROXY
STATEMENT

                                                     ---------------------------
                                                                         INSURED
                                                                       MUNICIPAL
                                                                INCOME FUND INC.
                                                     ---------------------------



                                                     ------------------------
                                                         NOTICE OF
                                                         ANNUAL MEETING
                                                         TO BE HELD ON
                                                         JULY 19, 2001
                                                         AND
                                                         PROXY STATEMENT
                                                     ------------------------

                                                                    COMMON STOCK
                                                                        PROXY
                                                                     ----------

                       INSURED MUNICIPAL INCOME FUND INC.
                 ANNUAL MEETING OF SHAREHOLDERS - JULY 19, 2001

     The undersigned hereby appoints as proxies Scott Griff and Jeanne Louther and each of them (with power of substitution) to vote for the undersigned all shares of common stock of the undersigned at the aforesaid meeting and any adjournment thereof with all the power the undersigned would have if personally present. The shares represented by this proxy will be voted as instructed. UNLESS INDICATED TO THE CONTRARY, THIS PROXY SHALL BE DEEMED TO GRANT AUTHORITY TO VOTE "FOR" ALL PROPOSALS. THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS OF INSURED MUNICIPAL INCOME FUND INC.

                             YOUR VOTE IS IMPORTANT

     Please date and sign this proxy on the reverse side and return it in the enclosed envelope to: PFPC Inc., P.O. Box 9388, Boston, MA 02205-9966. PFPC Inc. has been engaged to forward the enclosed proxy material and to tabulate proxies returned by mail.


SEE REVERSE                                                       SEE REVERSE
  SIDE                                                                SIDE

                   CONTINUED AND TO BE SIGNED ON REVERSE SIDE

---------
X         Please mark
          vote as in
          this example.
---------


THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR"

1.    To elect as directors:
     (01) Richard Q. Armstrong, (02) E. Garrett Bewkes,
      Jr., (03) Richard R. Burt, (04) George W. Gowen,
     (05) Frederic V. Malek, (06) Carl W. Schafer, (07)
      Brian M. Storms.

      FOR         [ ]            [ ]      WITHHOLD
  ALL NOMINEES                            FROM ALL
                                          NOMINEES



[ ] ____________________________________     MARK HERE FOR ADDRESS CHANGE AND
For all nominees except as written above.    NOTE AT LEFT [ ]

                                    This  proxy  will not be voted  unless it is
                                    dated  and  signed   exactly  as  instructed
                                    below:


                                    If shares are held by an individual, sign your name exactly as it appears on this card. If shares are held jointly, either party may sign, but the name of the party signing should conform exactly to the name shown on this proxy card. If shares are held by a corporation, partnership or similar account, the name and the capacity of the individual signing the proxy card should be indicated unless it is reflected in the form of registration. For example: "ABC Corp., John Doe, Treasurer."

                                    Sign exactly as name appears hereon.

Signature:
(if held jointly)______________  Date:______  Signature:___________Date:______

                                                                         APS
                                                                        PROXY
                                                                        -----


                       INSURED MUNICIPAL INCOME FUND INC.
                 ANNUAL MEETING OF SHAREHOLDERS - JULY 19, 2001

         The undersigned hereby appoints as proxies Scott Griff and Jeanne Louther and each of them (with power of substitution) to vote for the undersigned all shares of preferred stock of the undersigned at the aforesaid meeting and any adjournment thereof with all the power the undersigned would have if personally present. The shares represented by this proxy will be voted as instructed. UNLESS INDICATED TO THE CONTRARY, THIS PROXY SHALL BE DEEMED TO GRANT AUTHORITY TO VOTE "FOR" ALL PROPOSALS. THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS OF INSURED MUNICIPAL INCOME FUND INC.

                             YOUR VOTE IS IMPORTANT

         Please date and sign this proxy on the reverse side and return it in the enclosed envelope to: PFPC Inc., P.O. Box 9388, Boston, MA 02205-9966. PFPC Inc. has been engaged to forward the enclosed proxy material and to tabulate proxies returned by mail.


SEE REVERSE                                                        SEE REVERSE
   SIDE                                                                SIDE

                   CONTINUED AND TO BE SIGNED ON REVERSE SIDE

---------
X         Please mark
          vote as in
          this example.
---------


THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR"

1.   To elect as directors:
     (01) Margo N. Alexander, (02) Richard Q. Armstrong,
     (03) E. Garrett Bewkes, Jr., (04) Richard R. Burt,
     (05) Meyer Feldberg, (06) George W. Gowen, (07)
     Frederic V. Malek, (08) Carl W. Schafer, (09) Brian
     M. Storms.

      FOR          [ ]        [ ]    WITHHOLD
  ALL NOMINEES                       FROM ALL
                                     NOMINEES

[ ] ____________________________________     MARK HERE FOR ADDRESS CHANGE AND
For all nominees except as written above.    NOTE AT LEFT [ ]

                                    This proxy will not be voted unless it is dated and signed exactly as instructed below:

                                    If shares are held by an individual, sign your name exactly as it appears on this card. If shares are held jointly, either party may sign, but the name of the party signing should conform exactly to the name shown on this proxy card. If shares are held by a corporation, partnership or similar account, the name and the capacity of the individual signing the proxy card should be indicated unless it is reflected in the form of registration. For example: "ABC Corp., John Doe, Treasurer."

                                    Sign exactly as name appears hereon.


Signature:
(if held jointly)___________Date:______  Signature:____________  Date:________